                                                                     EXHIBIT 4.3





                              CONSECO FINANCE HOME
                                LOAN TRUST 1999-G



                           __________________________



                                    INDENTURE


                          Dated as of September 1, 1999



                           __________________________




                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                Indenture Trustee

                              CROSS REFERENCE TABLE

    TIA                                                      Indenture
  Section                                                     Section
  -------                                                   -----------

310(a)(1)......................................................   6.11
   (a)(2)......................................................   6.11
   (a)(3)......................................................   6.10
   (a)(4)......................................................     NA
   (a)(5)......................................................   6.11
   (b)......................................................6.08; 6.11
   (c).........................................................     NA
311(a).........................................................   6.12
   (b).........................................................   6.12
   (c).........................................................     NA
312(a).........................................................   7.01
   (b).........................................................   7.02
   (c).........................................................   7.02
313(a).........................................................   7.04
   (b)(1)......................................................   7.04
   (b)(2)......................................................   7.04
   (c).........................................................  11.05
   (d).........................................................   7.04
314(a).........................................................   7.03
   (b).....................................................3.06; 11.15
   (c)(1)......................................................  11.01
   (c)(2)......................................................  11.01
   (c)(3)......................................................  11.01
   (d).........................................................  11.01
   (e).........................................................  11.01
   (f).........................................................  11.01
315(a).........................................................   6.01
   (b).....................................................6.05; 11.05
   (c).........................................................   6.01
   (d).........................................................   6.01
   (e).........................................................   5.14
316(a)(last sentence)..........................................   1.01
   (a)(1)(A)...................................................   5.12
   (a)(1)(B)...................................................   5.13
   (a)(2)......................................................     NA
   (b).........................................................   5.08
   (c).........................................................     NA
317(a)(1)......................................................   5.03
   (a)(2)......................................................   5.03
   (b).........................................................   3.03
318(a).........................................................  11.07

Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture. NA means Not Applicable.

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS AND INCORPORATION BY REFERENCE...................... 1-1
   SECTION 1.01.   Definitions............................................. 1-1
   SECTION 1.02.   Incorporation by Reference of Trust Indenture Act....... 1-9
   SECTION 1.03.   Rules of Construction................................... 1-9

ARTICLE II  THE NOTES...................................................... 2-1
   SECTION 2.01.   Form.................................................... 2-1
   SECTION 2.02.   Execution, Authentication and Delivery.................. 2-1
   SECTION 2.03.   Temporary Notes......................................... 2-2
   SECTION 2.04.   Registration; Registration of Transfer and Exchange..... 2-2
   SECTION 2.05.   Mutilated, Destroyed, Lost or Stolen Notes.............. 2-3
   SECTION 2.06.   Person Deemed Owner..................................... 2-4
   SECTION 2.07.   Payment of Principal and Interest; Defaulted Interest... 2-4
   SECTION 2.08.   Cancellation............................................ 2-5
   SECTION 2.09.   Book-Entry Notes........................................ 2-5
   SECTION 2.10.   Notices to Depository................................... 2-6
   SECTION 2.11.   Definitive Notes........................................ 2-6
   SECTION 2.12.   No Additional Notes..................................... 2-7

ARTICLE III  COVENANTS..................................................... 3-1
   SECTION 3.01.   Payment of Principal, Interest and Premium.............. 3-1
   SECTION 3.02.   Maintenance of Office or Agency......................... 3-1
   SECTION 3.03.   Money for Payments To Be Held in Trust.................. 3-1
   SECTION 3.04.   Existence............................................... 3-3
   SECTION 3.05.   Protection of Trust Estate.............................. 3-3
   SECTION 3.06.   Opinions as to Trust Estate............................. 3-4
   SECTION 3.07.   Performance of Obligations; Servicing of Loans.......... 3-4
   SECTION 3.08.   Negative Covenants...................................... 3-5
   SECTION 3.09.   Annual Statement as to Compliance....................... 3-6
   SECTION 3.10.   Issuer May Consolidate, etc. Only on Certain Terms...... 3-6
   SECTION 3.11.   Successor or Transferee................................. 3-8
   SECTION 3.12.   No Other Business....................................... 3-9
   SECTION 3.13.   No Borrowing............................................ 3-9
   SECTION 3.14.   Servicer's Obligations.................................. 3-9
   SECTION 3.15.   Guarantees, Loans, Advances and Other Liabilities....... 3-9
   SECTION 3.16.   Capital Expenditures.................................... 3-9
   SECTION 3.17.   Restricted Payments..................................... 3-9
   SECTION 3.18.   Notice of Events of Default.............................3-10
   SECTION 3.19.   Further Instruments and Acts............................3-10
   SECTION 3.20.   Compliance with Laws....................................3-10
   SECTION 3.21.   Amendments of Sale and Servicing Agreement and
                   Trust Agreement.........................................3-10
   SECTION 3.22.   Removal of Administrator................................3-10

   SECTION 3.23.   Income Tax Characterization.............................3-10
   SECTION 3.24.   Investment Company Act..................................3-10

ARTICLE IV  SATISFACTION AND DISCHARGE..................................... 4-1
   SECTION 4.01.   Satisfaction and Discharge of Indenture................. 4-1
   SECTION 4.02.   Application of Trust Money.............................. 4-2
   SECTION 4.03.   Repayment of Moneys Held by Paying Agent................ 4-2
   SECTION 4.04.   Release of Trust Estate................................. 4-2

ARTICLE V  REMEDIES........................................................ 5-1
   SECTION 5.01.   Events of Default....................................... 5-1
   SECTION 5.02.   Rights upon Event of Default............................ 5-2
   SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement
                   by Indenture Trustee; Authority of Indenture Trustee.... 5-2
   SECTION 5.04.   Remedies................................................ 5-4
   SECTION 5.05.   Optional Preservation of the Trust Estate............... 5-5
   SECTION 5.06.   Priorities.............................................. 5-5
   SECTION 5.07.   Limitation of Suits..................................... 5-7
   SECTION 5.08.   Unconditional Rights of Noteholders To Receive
                   Principal and Interest.................................. 5-7
   SECTION 5.09.   Restoration of Rights and Remedies...................... 5-8
   SECTION 5.10.   Rights and Remedies Cumulative.......................... 5-8
   SECTION 5.11.   Delay or Omission Not a Waiver.......................... 5-8
   SECTION 5.12.   Control by Noteholders.................................. 5-8
   SECTION 5.13.   Waiver of Past Defaults................................. 5-9
   SECTION 5.14.   Undertaking for Costs................................... 5-9
   SECTION 5.15.   Waiver of Stay or Extension Laws........................ 5-9
   SECTION 5.16.   Action on Notes.........................................5-10
   SECTION 5.17.   Performance and Enforcement of Certain Obligations......5-10

ARTICLE VI  THE TRUSTEE.................................................... 6-1
   SECTION 6.01.   Duties of Indenture Trustee............................. 6-1
   SECTION 6.02.   Rights of Indenture Trustee............................. 6-3
   SECTION 6.03.   Individual Rights of Indenture Trustee.................. 6-4
   SECTION 6.04.   Indenture Trustee's Disclaimer.......................... 6-4
   SECTION 6.05.   Notice of Defaults...................................... 6-4
   SECTION 6.06.   Reports by Indenture Trustee to Holders................. 6-4
   SECTION 6.07.   Compensation and Indemnity.............................. 6-4
   SECTION 6.08.   Replacement of Indenture Trustee........................ 6-5
   SECTION 6.09.   Successor Indenture Trustee by Merger................... 6-6
   SECTION 6.10.   Appointment of Co-Indenture Trustee or Separate
                   Indenture Trustee....................................... 6-7
   SECTION 6.11.   Eligibility; Disqualification........................... 6-8
   SECTION 6.12.   Preferential Collection of Claims Against Issuer........ 6-8
   SECTION 6.13.   Indenture Trustee to Cooperate.......................... 6-8
   SECTION 6.14.   Sale and Servicing Agreement............................ 6-9

   SECTION 6.15.   Indenture Trustee Advances.............................. 6-9

ARTICLE VII  NOTEHOLDERS' LISTS AND REPORTS................................ 7-1
   SECTION 7.01.   Issuer To Furnish Indenture Trustee Names and
                   Addresses of Noteholders................................ 7-1
   SECTION 7.02.   Preservation of Information; Communications to
                   Noteholders............................................. 7-1
   SECTION 7.03.   Reports by Issuer....................................... 7-1
   SECTION 7.04.   Reports by Indenture Trustee............................ 7-2

ARTICLE VIII  ACCOUNTS, DISBURSEMENTS AND RELEASES......................... 8-1
   SECTION 8.01.   Collection of Money..................................... 8-1
   SECTION 8.02.   Trust Accounts.......................................... 8-1
   SECTION 8.03.   General Provisions Regarding Accounts................... 8-4

ARTICLE IX  SUPPLEMENTAL INDENTURES........................................ 9-1
   SECTION 9.01.   Supplemental Indentures Without Consent of
                   Noteholders............................................. 9-1
   SECTION 9.02.   Supplemental Indentures With Consent of Noteholders..... 9-2
   SECTION 9.03.   Execution of Supplemental Indentures.................... 9-3
   SECTION 9.04.   Effect of Supplemental Indenture........................ 9-3
   SECTION 9.05.   Conformity With Trust Indenture Act..................... 9-4
   SECTION 9.06.   Reference in Notes to Supplemental Indentures........... 9-4

ARTICLE X  REDEMPTION OF NOTES.............................................10-1
   SECTION 10.01.  Redemption..............................................10-1
   SECTION 10.02.  Form of Redemption Notice...............................10-1
   SECTION 10.03.  Notes Payable on Redemption Date........................10-2

ARTICLE XI  MISCELLANEOUS..................................................11-1
   SECTION 11.01.  Compliance Certificates and Opinions, etc...............11-1
   SECTION 11.02.  Form of Documents Delivered to Indenture Trustee........11-1
   SECTION 11.03.  Acts of Noteholders.....................................11-2
   SECTION 11.04.  Notices, etc., to Indenture Trustee, Issuer
                   and Rating Agencies.....................................11-3
   SECTION 11.05.  Notices to Noteholders; Waiver..........................11-3
   SECTION 11.06.  Alternate Payment and Notice Provisions.................11-4
   SECTION 11.07.  Conflict with Trust Indenture Act.......................11-4
   SECTION 11.08.  Effect of Headings and Table of Contents................11-4
   SECTION 11.09.  Successors and Assigns..................................11-4
   SECTION 11.10.  Severability............................................11-5
   SECTION 11.11.  Benefits of Indenture...................................11-5
   SECTION 11.12.  Legal Holidays..........................................11-5
   SECTION 11.13.  Governing Law...........................................11-5
   SECTION 11.14.  Counterparts............................................11-5
   SECTION 11.15.  Recording of Indenture..................................11-5
   SECTION 11.16.  Trust Obligation........................................11-6
   SECTION 11.17.  No Petition.............................................11-6

   SECTION 11.18.  Inspection..............................................11-6
   SECTION 11.19.  Limitation of Liability.................................11-6

EXHIBIT A-1 - Form of Indenture Trustee Acknowledgment....................A-1-1
EXHIBIT A-2 - Form of Indenture Trustee Acknowledgment....................A-2-1
EXHIBIT B   - Form of Depository Agreement................................  B-1
EXHIBIT C-1 - Form of Class A Note........................................C-1-1
EXHIBIT C-2 - Form of Class M Note........................................C-2-1

     INDENTURE, dated as of September 1, 1999, between Conseco Finance Home Loan Trust 1999-G, a Delaware business trust (the "Issuer"), and U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States of America, in its capacity as trustee (the "Indenture Trustee") and not in its individual capacity.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 Notes (the "Class A-1 Notes"), Class A-2 Notes (the "Class A-2 Notes"), Class A-3 Notes (the "Class A-3 Notes"), Class A-4 Notes (the "Class A-4 Notes"), Class A-5 Notes (the "Class A-5 Notes"), Class A-6 Notes (the "Class A-6 Notes"), Class M-1 Notes (the "Class M-1 Notes") and Class M-2 Notes (the "Class M-2 Notes") (collectively, the "Notes").

     As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Indenture Collateral (as defined below) as collateral for the benefit of the Indenture Trustee on behalf of the Noteholders:

                                 GRANTING CLAUSE

     The Issuer hereby Grants, transfers and assigns to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Noteholders, all of the Issuer's right, title and interest in and to: (a) the Loans (including but not limited to the Collateral Security), and all moneys payable thereon or in respect to the Loans, including any liquidation proceeds therefrom but excluding payments due on the Loans prior to the applicable Cut-off Date; (b) the Errors and Omissions Protection Policy as such policy relates to the Loans; (c) all items contained in the Loan Files; (d) the Trust Accounts (other than the Certificate Distribution Account) and all funds on deposit therein from time to time, and all investments and proceeds thereof (including all income thereon);
(e) the Issuer's rights and benefits, but none of its obligations, under the Sale and Servicing Agreement; and (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds and products of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and Loans, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Indenture Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, for the benefit of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture

                                       1-1
and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                       1-2

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01. Definitions.

     Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture. Except as otherwise defined herein, all terms defined in the Sale and Servicing Agreement or the Trust Agreement have the meanings given them in such Related Document.

     "Act" has the meaning specified in Section 11.03(a).

     "Administration Agreement" means the Administration Agreement, dated as of September 1, 1999, among the Administrator, the Issuer, the Owner Trustee, and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Administrator" means Conseco Finance Servicing Corporation, a Delaware corporation, or any successor Administrator under the Administration Agreement.

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Book-Entry Note" means any Note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions in Minneapolis, Minnesota, New York, New York, Wilmington, Delaware or any other location of any successor Servicer, successor Owner Trustee or successor Indenture Trustee are authorized or obligated by law, executive order or governmental decree to remain closed.

     "Certificate of Trust" means the Certificate of Trust of the Issuer substantially in the form of Exhibit A to the Trust Agreement.

                                       1-1

     "Certificates" means the Certificates issued under the Trust Agreement.

     "Class A Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes.

     "Class A-1 Interest Rate" means a per annum rate of interest equal to 6.57%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-1 Notes" means the Class A-1 Notes substantially in the form of Exhibit C-1.

     "Class A-2 Interest Rate" means a per annum rate of interest equal to 7.14%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-2 Notes" means the Class A-2 Notes substantially in the form of Exhibit C-1.

     "Class A-3 Interest Rate" means a per annum rate of interest equal to 7.36%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-3 Notes" means the Class A-3 Notes substantially in the form of Exhibit C-1.

     "Class A-4 Interest Rate" means a per annum rate of interest equal to 7.55%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-4 Notes" means the Class A-4 Notes substantially in the form of Exhibit C-1.

     "Class A-5 Interest Rate" means a per annum rate of interest equal to 8.08%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-5 Notes" means the Class A-5 Notes substantially in the form of Exhibit C-1.

     "Class A-6 Interest Rate" means a per annum rate of interest equal to 8.16%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class A-6 Notes" means the Class A-6 Notes substantially in the form of Exhibit C-1.

     "Class M-1 Interest Rate" means a per annum rate of interest equal to 8.88%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class M-1 Notes" means the Class M-1 Notes substantially in the form of Exhibit C-2.

     "Class M-2 Interest Rate" means a per annum rate of interest equal to 9.52%, computed on the basis of a year of 360 days and twelve 30-day months.

     "Class M-2 Notes" means the Class M-2 Notes substantially in the form of Exhibit C-2.

     "Closing Date" means November 16, 1999.

                                       1-2

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

     "Collection Account" means the account established and maintained pursuant to Section 6.01 of the Sale and Servicing Agreement.

     "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Indenture is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Administration, Structured Finance; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (and such successor Indenture Trustee will notify the Noteholders and the Issuer of its address).

     "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Definitive Notes" has the meaning specified in Section 2.11.

     "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of $45,100,000 in aggregate principal amount of the Class A-1 Notes, $48,400,000 in aggregate principal amount of the Class A-2 Notes, $24,900,000 in aggregate principal amount of the Class A-3 Notes, $30,200,000 in principal amount of the Class A-4 Note, $35,000,000 in aggregate principal amount of the Class A-5 Notes, $13,025,000 in aggregate principal amount of the Class A-6 Notes, $22,000,000 in aggregate principal amount of the Class M-1 Notes and $17,875,000 in aggregate principal amount of the Class M-2 Notes, as of the Closing Date, and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in the Uniform Commercial Code of the State of New York.

     "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Event of Default" has the meaning specified in Section 5.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, any Responsible Officer, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Final Scheduled Payment Date" means with respect to each Class of Notes, the Payment Date occurring in the month and year indicated: Class A-1 -- October 15, 2006; Class A-2 -- February 15, 2011; Class A-3 -- December 15, 2012; Class A-4 -- December 15, 2015;

                                       1-3

Class A-5 -- February 15, 2022; Class A-6 -- June 15, 2024; Class M-1 -- June 15, 2024 and Class M-2 -- June 15, 2024.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Indenture Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Indenture Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

     "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Indenture Collateral" has the meaning specified in the Granting Clause of this Indenture.

     "Indenture Trustee Advance" has the meaning specified in Section 6.15(c).

     "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, the Servicer, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor, the Servicer, the Seller or

                                       1-4
any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Interest Rate" means the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class A-5 Interest Rate, the Class A-6 Interest Rate, the Class M-1 Interest Rate or the Class M-2 Interest Rate, as applicable.

     "Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class A-4 Note, a Class A-5 Note, a Class A-6 Note, a Class M-1 Note or a Class M-2 Note.

     "Note Depository Agreement" means the agreement among the Issuer, the Indenture Trustee, the Administrator, and The Depository Trust Company, as the initial Depository, dated as of the Closing Date, relating to the Notes, substantially in the form of Exhibit B.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 6.01 of the Sale and Servicing Agreement.

     "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly as a Depository participant or as an indirect participant, in each case in accordance with the rules of such Depository) and with respect to any Definitive Notes, the Holder.

     "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

     "Officers' Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to, the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officers' Certificate shall be to an Officers' Certificate of any Authorized Officer of the Issuer.

                                       1-5

     "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and which shall comply with any applicable requirements of Section 11.01, and shall be in form and substance satisfactory to the Indenture Trustee.

     "Original Class A-1 Principal Balance" means $45,100,000.

     "Original Class A-2 Principal Balance" means $48,400,000.

     "Original Class A-3 Principal Balance" means $24,900,000.

     "Original Class A-4 Principal Balance" means $30,200,000.

     "Original Class A-5 Principal Balance" means $35,000,000.

     "Original Class A-6 Principal Balance" means $13,025,000.

     "Original Class M-1 Principal Balance" means $22,000,000.

     "Original Class M-2 Principal Balance" means $17,875,000.

     "Original Note Principal Balance" means the sum of the Original Class A-1 Principal Balance, Original Class A-2 Principal Balance, Original Class A-3 Principal Balance, Original Class A-4 Principal Balance, Original Class A-5 Principal Balance, Original Class A-6 Principal Balance, Original Class M-1 Principal Balance and Original Class M-2 Principal Balance.

     "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Document, Notes owned by the Issuer, any other obligor upon

                                       1-6
the Notes, the Depositor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount" means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.

     "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor owner trustee under the Trust Agreement.

     "Payment Date" means the fifteenth day of each calendar month during the term of this Indenture or if such day is not a Business Day, the next succeeding Business Day, commencing in December 1999.

     "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Rating Agency" means each of Standard & Poor's and Moody's, so long as such Persons maintain a rating on the Notes; and if either Standard & Poor's or Moody's no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization selected by the Seller.

                                       1-7

     "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

     "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the last Business Day immediately preceding such Payment Date or Redemption Date.

     "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.01, the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01.

     "Redemption Price" means the sum of (i) in the case of a redemption of the Notes pursuant to Section 10.01, an amount equal to the principal amount of the Notes redeemed plus accrued and unpaid interest on the principal amount of each class of Notes at the respective Interest Rate for each such class of Notes being so redeemed to but excluding the Redemption Date, or (ii) in the case of a payment made to Noteholders pursuant to Section 10.01, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a)(i) above.

     "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Related Documents" means the Trust Agreement, the Certificates, the Notes, the Sale and Servicing Agreement, the Administration Agreement, the Transfer Agreement, the Note Depository Agreements, the Certificate Depository Agreement and the Underwriting Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

     "Responsible Officer" means, with respect to the Indenture Trustee, any officer of the Indenture Trustee assigned by the Indenture Trustee to administer its corporate trust affairs relating to the Trust Estate.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of September 1, 1999, among the Issuer, the Seller and the Servicer.

     "Schedule of Loans" means the listing of the Loans set forth in Exhibit A.

     "Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

     "State" means any one of the 50 states of the United States of America or the District of Columbia.

                                       1-8

     "Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all Secured Obligations.

     "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, the Indenture Collateral Granted to the Indenture Trustee), including all proceeds thereof.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

     "Indenture Trustee" means U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     SECTION 1.02. Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     SECTION 1.03. Rules of Construction.

     Unless otherwise specified:

          (i) a term has the meaning assigned to it;

                                       1-9

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular; and

          (vi) references to Sections, Subsections, Schedules and Exhibits shall refer to such portions of this Indenture.

                                      1-10

                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01. Form.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class M-1 Notes and the Class M-2 Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits C-1 and C-2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits C-1 and C-2 are part of the terms of this Indenture.

     SECTION 2.02. Execution, Authentication and Delivery.

     The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue Class A-1 Notes in an aggregate principal amount of $45,100,000, Class A-2 Notes in an aggregate principal amount of $48,400,000, Class A-3 Notes in an aggregate principal amount of $24,900,000, Class A-4 Notes in an aggregate principal amount of $30,200,000, Class A-5 Notes in an aggregate principal amount of $35,000,000, Class A-6 Notes in an aggregate principal amount of $13,025,000, Class M-1 Notes in an aggregate principal amount of $22,000,000, and Class M-2 Notes in an aggregate principal amount of $17,875,000. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class M-1 Notes and Class M-2 Notes outstanding at any time may not exceed that amount except as provided in Section 2.05.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof.

                                       2-1

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.03. Temporary Notes.

     Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     SECTION 2.04. Registration; Registration of Transfer and Exchange.

     The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer, shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee, shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

                                       2-2

     At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     SECTION 2.05. Mutilated, Destroyed, Lost or Stolen Notes.

     If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such

                                       2-3
original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.06. Person Deemed Owner.

     Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.07. Payment of Principal and Interest; Defaulted Interest.

     (a) The Notes shall accrue interest as provided in the forms of the Class A Notes and the Class M Notes set forth in Exhibits C-1 and C-2 and such interest shall be payable on each Payment Date as specified therein, subject to Section
3.01. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Depository, payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for (i) the final installment of principal payable with respect to such Note on a Payment Date and (ii) the Redemption Price for any Note called for redemption pursuant to

                                       2-4

Section 10.01, which shall be payable as provided below. Notwithstanding the above, any holder of 5% or more of the Outstanding Amount of a Class of Notes may request payment of interest and principal by wire transfer in immediately available funds to the account of such holder subject to the exceptions contained in clauses (i) and (ii) of the immediately preceding sentence. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

     (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Class A Notes and the Class M Notes set forth in Exhibits C-1 and C-2, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and the Notes shall have been declared to be immediately due and payable in the manner provided in Section 5.02. All principal payments on a Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

     SECTION 2.08. Cancellation.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     SECTION 2.09. Book-Entry Notes.

     The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Each such Note shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

                                       2-5

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     SECTION 2.10. Notices to Depository.

     Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository and shall have no obligation to the Note Owners.

     SECTION 2.11. Definitive Notes.

     If (i) the Administrator advises the Indenture Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, a Note Majority of each Class advises the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Depository shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes representing the Book-Entry Notes by the Depository,

                                       2-6
accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     SECTION 2.12. No Additional Notes.

     No Notes in addition to the Class A Notes and Class M Notes shall be issued under this Indenture.

                                       2-7

                                   ARTICLE III

                                    COVENANTS

     SECTION 3.01. Payment of Principal, Interest and Premium.

     The Issuer will duly and punctually pay the principal and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date in accordance with
Section 8.02(c). Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.02. Maintenance of Office or Agency.

     The Issuer will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. Such office will initially be located at the Corporate Trust Office. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.03. Money for Payments To Be Held in Trust.

     As provided in Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made pursuant to Section 8.02(c) from amounts withdrawn from the Note Distribution Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payment of Notes shall be paid over to the Issuer.

     On or before each Payment Date or Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and shall promptly notify (unless the Paying Agent is the Indenture Trustee) the Indenture Trustee of its action or failure so to act.

                                       3-1

     The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default (of which it has actual knowledge) by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon Issuer Request shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city of New York, notice that such money remains unclaimed and that, after a

                                       3-2
date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.04. Existence.

     The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Indenture Collateral and each other instrument or agreement included in the Trust Estate.

     SECTION 3.05. Protection of Trust Estate.

     The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

          (i) grant more effectively all or any portion of the Trust Estate;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture, including the filing of continuation statements with respect to any UCC financing statements covering the Indenture Collateral filed in favor of the Indenture Trustee;

          (iv) enforce any of the Indenture Collateral;

          (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee in such Trust Estate against the claims of all persons and parties; or

                                       3-3

          (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

     SECTION 3.06. Opinions as to Trust Estate.

     (a) Promptly after the execution and delivery of this Indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Indenture Collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest; and

     (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Indenture Collateral for the benefit of the Noteholders, and reciting the details of such filing or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until the 90th day following the end of such calendar year.

     SECTION 3.07. Performance of Obligations; Servicing of Loans.

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                                       3-4

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Related Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

     (d) If the Issuer shall have knowledge of the occurrence of a "Servicer Termination Event" under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a "Servicer Termination Event" shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) If the Issuer has given notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 7.01 of the Sale and Servicing Agreement, as promptly as possible thereafter, the Issuer shall with the prior written consent of appoint a successor servicer in accordance with Section 7.01 of the Sale and Servicing Agreement.

     (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such successor Servicer.

     (g) The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Indenture Trustee or the Seller of their respective duties under the Related Documents if the effect thereof would adversely affect the Holders of the Notes.

     SECTION 3.08. Negative Covenants.

     Until the Termination Date, the Issuer shall not, except as expressly permitted by this Indenture or the Sale and Servicing Agreement or any Related Document,

          (i) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal, interest or premium payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended,

                                       3-5
     hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Indenture Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on the real property securing a Loan and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien in favor of the Indenture Trustee created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, or (D) amend, modify or fail to comply with the provisions of the Related Documents without the prior written consent of the Indenture Trustee; or

          (iv) take any other action or fail to take any action that may cause the Issuer, Estate or the Trust (or any portion thereof) to be characterized as (a) an association (or a publicly traded limited partnership) taxable as a corporation pursuant to Section 7701 or 7704 of the Code and the corresponding regulations or (b) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

     SECTION 3.09. Annual Statement as to Compliance.

     The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1999), an Officers' Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

          (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10. Issuer May Consolidate, etc. Only on Certain Terms.

     (a) The Issuer shall not consolidate or merge with or into any other Person, unless

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every

                                       3-6
     agreement and covenant of this Indenture and each other Related Document on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created in favor of the Indenture Trustee by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (a)(v) of this Section 3.10 or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filing required by the Exchange Act); and

          (vii) the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

     (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person (except as expressly permitted by the Indenture, the Sale and Servicing Agreement or any Related Document), unless

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each Related Document on the part of the Issuer to be performed or observed, all as provided herein,
     (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree

                                       3-7
     by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created in favor of the Indenture Trustee by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (b)(v) of this Section 3.10 or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          (vii) the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

     SECTION 3.11. Successor or Transferee.

     (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

                                       3-8

     SECTION 3.12. No Other Business.

     The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Loans in the manner contemplated by this Indenture and the Related Documents and activities incidental thereto.

     SECTION 3.13. No Borrowing.

     The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Related Documents. The proceeds of the Notes and the Certificates shall be used exclusively to fund the Issuer's purchase of the Loans and the other assets specified in the Sale and Servicing Agreement, and to pay the Issuer's organizational, transactional and start-up expenses.

     SECTION 3.14. Servicer's Obligations.

     The Issuer shall cause the Servicer to fulfill its obligations under the Sale and Servicing Agreement.

     SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities.

     Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16. Capital Expenditures.

     The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17. Restricted Payments.

     Except as expressly permitted by this Indenture or the Sale and Servicing Agreement, the Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Related Documents.

                                       3-9

     SECTION 3.18. Notice of Events of Default.

     The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Originator of its obligations under the Sale and Servicing Agreement.

     SECTION 3.19. Further Instruments and Acts.

     Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.20. Compliance with Laws.

     The Issuer shall comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Related Document.

     SECTION 3.21. Amendments of Sale and Servicing Agreement and Trust
Agreement.

     The Issuer shall not agree to any amendment to Section 10.03 of the Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

     SECTION 3.22. Removal of Administrator.

     So long as any Notes are issued and Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

     SECTION 3.23. Income Tax Characterization.

     For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     SECTION 3.24. Investment Company Act.

     The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in

                                      3-10
compliance with this Section 3.24 if it shall have obtained an order exemption it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

                                      3-11

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.01. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal, interest and premium, if any, thereon, (iv) Sections 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.12, 3.13, 3.20,
3.21 and 3.23, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A) either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at the applicable Final
               Scheduled Payment Date within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

          and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee as part of the Trust Estate cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust in an Eligible Account in the name of the Indenture Trustee for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Payment Date or

                                       4-1

          Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

          (B) the Issuer has paid or caused to be paid all Secured Obligations; and

          (C) the Issuer has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section
     11.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

     SECTION 4.02. Application of Trust Money.

     All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.03. Repayment of Moneys Held by Paying Agent.

     In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 4.04. Release of Trust Estate.

     The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section 4.04 only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

                                       4-2

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.01. Events of Default.

     "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Note when the same becomes due and payable and such default shall continue for a period of five days; or

          (ii) default in the payment of the principal or any installment of principal of any Note when the same becomes due and payable or on the Final Scheduled Distribution Date for the Notes of such Class; or

          (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (iv) the commencement of an involuntary case against the Issuer under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, and such case is not dismissed within 60 days; or

          (v) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, the entry of an order for relief in an involuntary case against the Issuer under any such law, the consent by the Issuer to the entry of any such order for relief, the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, the making by the Issuer of any general assignment for the benefit of creditors, the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

                                       5-1

     The Issuer shall deliver to the Indenture Trustee, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.02. Rights upon Event of Default.

     If an Event of Default shall have occurred and be continuing, the Indenture Trustee in its discretion may, or if so requested by Holders holding Notes representing (i) at least 66-2/3% of the Outstanding Amount of each Class of Class A Notes if any Class A Notes are then Outstanding, or (ii) if no Class A Notes are Outstanding, at least 66-2/3% of the Outstanding Amount of the Class M-1 Notes, or (iii) if no Class M-1 Notes are then Outstanding, at least 66-2/3% of the Class M-2 Notes, shall, upon prior written notice to the Rating Agencies, declare by written notice to the Issuer that the Notes become due, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon. For the avoidance of doubt, an Event of Default in
Section 5.01(iii) shall be deemed to relate to and affect each class of Notes. Notwithstanding anything to the contrary in this Section, if an Event of Default specified in Section 5.01(iv) or (v) shall occur and be continuing the Notes shall become immediately due and payable at par, together with accrued interest thereon. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, subject to the provisions of Section 5.04, exercise any of the remedies specified in Section 5.04.

     SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee; Authority of Indenture Trustee.

     (a) The Issuer covenants that if any Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee pay to the Indenture Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel.

     (b) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy,

                                       5-2
insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal, interest and premium, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and its respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any

                                       5-3

Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (e) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (f) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     SECTION 5.04. Remedies.

     If an Event of Default shall have occurred and be continuing, the Indenture Trustee may (subject to Section 5.05):

          (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders; and

          (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless (A) such Event of Default is of the type described in Section 5.01(i) or (ii), or (B) either (I) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (II) the proceeds of such sale or liquidation distributable to the Noteholders will be sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or (III) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have

                                       5-4
     become due if the Notes had not been declared due and payable, and in each case the Indenture Trustee provides prior written notice to the Rating Agencies and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of each Class of Notes. In determining such sufficiency or insufficiency with respect to clause (II) or (III), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.05. Optional Preservation of the Trust Estate.

     If any Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.06. Priorities.

     If the Indenture Trustee collects any money or property pursuant to this
Article V, including any money or property in respect of liquidation of the Trust Estate pursuant to Section 5.04(a)(iv), the Indenture Trustee shall pay out the money or property in the following order:

          FIRST: amounts due and owing and required to be distributed to the Servicer pursuant to priority (i) of Section 6.06(a) of the Sale and Servicing Agreement and not previously distributed;

          SECOND: to Class A Noteholders for amounts unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

          THIRD: to Class M-1 Noteholders for amounts unpaid on the Class M-1 Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class M-1 Notes for interest accrued on the Class M-1 Adjusted Principal Balance;

          FOURTH: to Class M-2 Noteholders for amounts unpaid on the Class M-2 Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class M-2 Notes for interest accrued on the Class M-2 Adjusted Principal Balance;

                                       5-5

          FIFTH: to Class A Noteholders for amounts unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal;

          SIXTH: to Class M-1 Noteholders for amounts unpaid on the Class M-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class M-1 Notes for principal;

          SEVENTH: to Class M-2 Noteholders for amounts unpaid on the Class M-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class M-2 Notes for principal;

          EIGHTH: to Class M-1 Noteholders for amounts unpaid with respect to Class M-1 Liquidation Loss Interest Distribution Amounts and Class M-1 Liquidation Loss Interest Shortfalls;

          NINTH: to Class M-2 Noteholders for amounts unpaid with respect to Class M-2 Liquidation Loss Interest Distribution Amounts and Class M-2 Liquidation Loss Interest Shortfalls;

          TENTH: Class M-1 Liquidation Loss Principal Amounts;

          ELEVENTH: Class M-2 Liquidation Loss Principal Amounts;

          TWELFTH: Class M-1 Liquidation Loss Principal Amounts;

          THIRTEENTH: Class M-2 Liquidation Loss Principal Amounts;

          FOURTEENTH: amounts due and owing and required to be distributed to the Servicer pursuant to priority (xiii) of Section 6.06(a) of the Sale and Servicing Agreement and not previously distributed;

          FIFTEENTH: amounts due and owing and required to be distributed to the Servicer or the Indenture Trustee, as applicable, pursuant to priority
     (xiv) of Section 6.06(a) of the Sale and Servicing Agreement and not previously distributed;

          SIXTEENTH: amounts due and owing and required to be distributed to the Servicer pursuant to priority (xvi) of Section 6.06(a) of the Sale and Servicing Agreement and not previously distributed; and

          SEVENTEENTH: the remainder, if any, to the holder of the Class C Certificate.

                                       5-6

     SECTION 5.07. Limitation of Suits.

     No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.08. Unconditional Rights of Noteholders To Receive Principal and Interest.

     Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                                       5-7

     SECTION 5.09. Restoration of Rights and Remedies.

     If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not a Waiver.

     No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.12. Control by Noteholders.

     The Holders of a majority of the Outstanding Amount of (i) the Class A Notes, or (ii) the Class M-1 Notes if all Class A Notes have been paid in full, or (iii) the Class M-2 Notes if all the Class A Notes and Class M-1 Notes have been paid in full, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) (a) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate all or any portion of the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes and (b) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of

                                       5-8
     the Outstanding Amount of the Notes to sell or liquidate the Indenture Collateral shall be of no force and effect;

          (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     SECTION 5.13. Waiver of Past Defaults.

     The Holders of Notes of not less than a majority of the Outstanding Amount of (i) the Class A Notes, or (ii) the Class M-1 Notes if all of the Class A Notes have been paid in full, or (iii) the Class M-2 Notes if all the Class A Notes and Class M-1 Notes have been paid in full, may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.14. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.15. Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the

                                       5-9
covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.16. Action on Notes.

     The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

     SECTION 5.17. Performance and Enforcement of Certain Obligations.

     (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Originator, Seller or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Originator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Originator or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Holders of 66-2/3% of the Outstanding Amount of each Class of Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Originator or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Originator or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                      5-10

                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.01. Duties of Indenture Trustee.

     (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture with the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and, if applicable, the Indenture Trustee's other Related Documents.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                                       6-1

     (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (i) In no event shall the Indenture Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Sale and Servicing Agreement unless and until appointed successor Servicer in accordance with Section 7.03 thereof.

     (j) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement and, in its capacity as Paying Agent for the Certificates, under the Trust Agreement.

     (k) The Indenture Trustee shall maintain the Loan Files at the Corporate Trust office or with a duly appointed custodian, who shall not be an Affiliate of the Originator and shall act as the agent of the Indenture Trustee on behalf of the Noteholders; provided that the Loan Files shall be maintained in Minnesota unless, prior to their removal therefrom, the Indenture Trustee shall have delivered to the Originator an opinion of counsel satisfactory to the Originator to the effect that all UCC financing statements and other actions have been taken so as to maintain in effect the perfected security interest of the Indenture Trustee in the Indenture Collateral. The Indenture Trustee may release Loan Files pursuant to Section 6.13 hereof. The Indenture Trustee will on the Closing Date acknowledge receipt of the Loan Files by execution and delivery of an Acknowledgment in the form of Exhibit A-1 hereto. On or before December 17, 1999, the Indenture Trustee will deliver to the Originator an Acknowledgment in the form of Exhibit A-2 hereto.

     (l) Without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in any real property securing a Loan, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of real property securing a contract or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture

                                       6-2

Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the real property securing any Loan at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Originator's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Loan Files under the Sale and Servicing Agreement.

     SECTION 6.02. Rights of Indenture Trustee.

     (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel, as applicable, or as directed by the requisite amount of Noteholders as provided herein.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

     (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice,

                                       6-3
request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

     SECTION 6.03. Individual Rights of Indenture Trustee.

     The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Sections 6.11 and 6.12.

     SECTION 6.04. Indenture Trustee's Disclaimer.

     The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     SECTION 6.05. Notice of Defaults.

     If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 6.06. Reports by Indenture Trustee to Holders.

     The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

     SECTION 6.07. Compensation and Indemnity.

     The Issuer shall cause the Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be

                                       6-4
limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including the costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer not the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own wilful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 6.08. Replacement of Indenture Trustee.

     The Indenture Trustee may resign at any time by so notifying the Issuer. The Issuer may remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

          (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

          (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

          (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable

                                       6-5
     federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (v) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the retiring Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

     SECTION 6.09. Successor Indenture Trustee by Merger.

     If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prompt notice of any such transaction.

                                       6-6

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as

                                       6-7
if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

     SECTION 6.11. Eligibility; Disqualification.

     The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall not be an Affiliate of the Company. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

     SECTION 6.12. Preferential Collection of Claims Against Issuer.

     The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     SECTION 6.13. Indenture Trustee to Cooperate.

     (a) Upon payment in full on any Loan, the Servicer will notify the Indenture Trustee and the Originator (if the Originator is not the Servicer) on the next succeeding Distribution Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 of the Sale and Servicing Agreement have been so deposited) and shall request delivery of the Loan and Loan File to the Servicer. Upon receipt of such delivery and request, the Indenture Trustee shall promptly release or cause to be released such Loan and Loan File to the Servicer. Upon receipt of such Loan and Loan File, each of the

                                       6-8

Originator (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Loan has been paid in full; provided that, to the extent that insufficient payments are received on a Loan credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such Loan), and deposited in the Collection Account.

     (b) The Servicer's receipt of a Loan and/or Loan File shall obligate the Servicer to return the original Loan and the related Loan File to the Indenture Trustee when its need by the Servicer has ceased unless the Loan shall be liquidated or repurchased as described in Section 3.05 or 8.02 of the Sale and Servicing Agreement.

     SECTION 6.14. Sale and Servicing Agreement.

     Insofar as such provisions describe rights or duties of the Indenture Trustee, the Indenture Trustee acknowledges and agrees to the terms of Sections 3.05, 4.01, 5.17, and 10.03 and Articles VI, VII and VIII of the Sale and Servicing Agreement. Such provisions are incorporated herein by reference. U.S. Bank Trust National Association hereby accepts its appointment as Paying Agent for the Certificates as set forth in Section 3.9 of the Trust Agreement and agrees to the provisions contained in Section 5.2(f) of the Trust Agreement.

     SECTION 6.15. Indenture Trustee Advances.

     a. If the Servicer fails to deposit into the Collection Account Advances as required by Section 6.04 of the Sale and Servicing Agreement, then the Indenture Trustee shall, subject to the provisions of paragraph (b) below, from its own funds, deposit into the Collection Account the amount not so deposited by the Servicer on or before the Business Day preceding the related Payment Date (an "Indenture Trustee Advance").

     b. The Indenture Trustee shall not be required to make any Indenture Trustee Advance if and to the extent that it determines in good faith that the funds, if advanced, would not be recoverable by it from subsequent amounts available in the Collection Account in accordance with Section 6.06(a) of the Sale and Servicing Agreement.

     c. The Indenture Trustee shall be entitled to reimbursement of an Indenture Trustee Advance from funds subsequently available therefor in the Collection Account in accordance with Section 6.06(a) of the Sale and Servicing Agreement.

                                       6-9

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.

     The Issuer will furnish or cause to be furnished to the Indenture Trustee
(a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     SECTION 7.02. Preservation of Information; Communications to Noteholders.

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

     SECTION 7.03. Reports by Issuer.

     (a) The Issuer shall:

          (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Securities and Exchange Commission (the "Commission"), copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the

                                       7-1
     conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     SECTION 7.04. Reports by Indenture Trustee.

     If required by TIA ss. 313(a), within 60 days after each March 31 beginning with March 31, 2000, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                       7-2

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.01. Collection of Money.

     Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of this Indenture or the Notes, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.02. Trust Accounts.

     (a) On or prior to the Closing Date, the Issuer shall establish, or caused to be established, and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 6.01 of the Sale and Servicing Agreement.

     (b) All collections in respect of the Loans will be deposited in the Collection Account as provided in Section 6.02 of the Sale and Servicing Agreement.

     (c) On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest, in accordance with the information provided by the Servicer in the following order of priority and in accordance with Section 8.02(d):

          (1) to pay the amount described in Section 6.06(a)(ii) of the Sale and Servicing Agreement;

          (2) after payment of the amounts specified in clause (1) above, to pay the amount described in Section 6.06(a)(iii) of the Sale and Servicing Agreement;

          (3) after payment of the amounts specified in clauses (1) and (2) above, to pay the amount described in Section 6.06(a)(iv) of the Sale and Servicing Agreement;

                                       8-1

          (4) after payment of the amounts specified in clauses (1) through (3) above, to pay the amount described in Section 6.06(a)(vi) of the Sale and Servicing Agreement;

          (5) after payment of the amounts specified in clauses (1) through (4) above, to pay the amount described in Section 6.06(a)(vii) of the Sale and Servicing Agreement;

          (6) after payment of the amounts specified in clauses (1) through (5) above, to pay the amount described in Section 6.06(a)(viii) of the Sale and Servicing Agreement;

          (7) after payment of the amounts specified in clauses (1) through (6) above, to pay the amount described in Section 6.06(a)(x)(A) and Section 6.06(a)(x)(B) of the Sale and Servicing Agreement;

          (8) after payment of the amounts specified in clauses (1) through (7) above, to pay the amount described in Section 6.06(a)(xi)(A) and Section 6.06(a)(xi)(B) of the Sale and Servicing Agreement; and

          (9) after payment of the amounts specified in clauses (1) through (8) above, to pay the amount described in Section 6.06(a)(xvi), as applicable, of the Sale and Servicing Agreement;

     (d) If the Indenture Trustee shall not have received the applicable Monthly Report by any Payment Date, the Indenture Trustee shall distribute all funds then in the Note Distribution Account to Noteholders in accordance with Section 8.02(c), to the extent of such funds, on such Payment Date.

     (e) The Indenture Trustee agrees, to the extent required by the Code, to withhold from each payment due hereunder or under any Note, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such returns, filings and other reports in connection therewith as are required of it under the Code. Any Noteholder which is eligible for an exemption from or reduction of withholding of United States federal income taxes shall, from time to time, provide to the Indenture Trustee in a timely manner all appropriate and properly completed forms indicating such eligibility, as may be necessary to permit the Indenture Trustee not to withhold taxes from payments due to such Noteholder. In connection with the foregoing, the Indenture Trustee shall promptly furnish to each Noteholder in a timely fashion such U.S. Treasury forms as are required by the Code to be furnished to such Noteholder indicating payment of any taxes withheld from any payments by the Indenture Trustee to such Noteholder. The Indenture Trustee shall be fully protected in relying upon, and each Noteholder by its acceptance of a Note hereunder agrees to indemnify and hold the Indenture Trustee harmless against all claims or liability of any kind arising in connection with or related to the Indenture Trustee's reliance upon any documents, forms or information provided by any Noteholder to the Indenture Trustee. In addition, if the Indenture Trustee has not withheld taxes on any payment made to any Noteholder, and the Indenture Trustee is subsequently required to remit to any taxing authority any such amount not withheld, such Noteholder shall return such amount to the Indenture Trustee upon written

                                       8-2
demand by the Indenture Trustee. In no event shall the Indenture Trustee be liable for consequential damages to any Noteholder.

     SECTION 8.03. General Provisions Regarding Accounts.

     (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account and Note Distribution Account shall be invested and reinvested in Eligible Investments in accordance with the provisions of Section 6.01 of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in such accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in either the Collection Account or the Note Distribution Account unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect. The Servicer shall deposit in the applicable Account an amount equal to any net loss on such investments immediately as realized.

     (b) Subject to Section 6.01(c) herein, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

     (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Collection Account and Note Distribution Account to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer and Indenture Trustee), on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account and Note Distribution Account in one or more Eligible Investments.

                                       8-3

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures Without Consent of Noteholders.

     (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                                       9-1

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

     SECTION 9.02. Supplemental Indentures With Consent of Noteholders.

     The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

          (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the

                                       9-2

     Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (vii) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.03. Execution of Supplemental Indentures.

     In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.04. Effect of Supplemental Indenture.

     Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations,

                                       9-3
duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.05. Conformity With Trust Indenture Act.

     Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     SECTION 9.06. Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                       9-4

                                    ARTICLE X

                               REDEMPTION OF NOTES

     SECTION 10.01. Redemption.

     In the event that the Class C Certificateholder pursuant to Article VIII of the Sale and Servicing Agreement purchases the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase or sale occurs, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Class C Certificateholder, the Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01, the Class C Certificateholder or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 25 days prior to the Redemption Date, and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes. In the event that the Class C Certificateholder does not so purchase the corpus of the Trust, the Indenture Trustee shall conduct an auction of the Loans as provided in
Section 8.01(e) of the Sale and Servicing Agreement and the Notes shall be redeemed in accordance with the terms of such Section 8.01.

     SECTION 10.02. Form of Redemption Notice.

     Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date with respect to the Payment Date immediately preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

     All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

     Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                                      10-1

     SECTION 10.03. Notes Payable on Redemption Date.

     The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                      10-2

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Compliance Certificates and Opinions, etc.

     Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     SECTION 11.02. Form of Documents Delivered to Indenture Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless

                                      11-1
such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.03. Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted

                                      11-2
or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.04. Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if made in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: Conseco Finance Home Loan Trust 1999-G, in care of Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

          (c) the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be sufficient for every purpose hereunder if made in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's, at the following address: 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Service, 55 Water Street, New York, New York 10041; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.05. Notices to Noteholders; Waiver.

     Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed

                                      11-3
with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.06. Alternate Payment and Notice Provisions.

     Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.07. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.08. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.09. Successors and Assigns.

     All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                                      11-4

     SECTION 11.10. Severability.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11. Benefits of Indenture.

     Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and, solely with respect to Sections 6.01(j) and 6.14, the Certificateholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12. Legal Holidays.

     In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13. Governing Law.

     THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14. Counterparts.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15. Recording of Indenture.

     If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee,) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                                      11-5

     SECTION 11.16. Trust Obligation.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     SECTION 11.17. No Petition.

     The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Issuer or the Class C Certificateholder, or join in any institution against the Seller, the Issuer or the Class C Certificateholder of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Related Documents.

     SECTION 11.18. Inspection.

     The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.19. Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely

                                      11-6
as Owner Trustee of Conseco Finance Home Loan Trust 1999-G, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                                      11-7

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                        CONSECO FINANCE HOME LOAN TRUST 1999-G

                                        By WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely on
                                           behalf of the Issuer as Owner Trustee
                                           under the Trust Agreement


                                        By: /s/ James P. Lawler
                                           -------------------------------------
                                           Name:  James P. Lawler
                                           Title: Vice President


                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By: /s/ Laurie A. Howard
                                           -------------------------------------
                                           Name:  Laurie A. Howard
                                           Title: Vice President

                                      11-8

                                   EXHIBIT A-1

                    Form of Indenture Trustee Acknowledgment


     U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, acting as Indenture Trustee (the "Indenture Trustee") under the Indenture dated as of September 1, 1999 between Conseco Finance Home Loan Trust 1999-G and the Indenture Trustee (the "Indenture") (all capitalized terms used herein without definition having the respective meanings specified in the Indenture) acknowledges that the Indenture Trustee has received the original contract or promissory note for each of the home improvement contracts and promissory notes and home equity loans identified in the List of Loans, except for any identified on Schedule A hereto.

     IN WITNESS WHEREOF, U.S. Bank Trust National Association, as Indenture Trustee, has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this 16th day of November, 1999.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                           -------------------------------------
                                           Its:
                                               ---------------------------------

                                      A-1-1

                                   EXHIBIT A-2

                    Form of Indenture Trustee Acknowledgment


     U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, acting as Indenture Trustee (the "Indenture Trustee") under the Indenture dated as of September 1, 1999 between Conseco Finance Home Loan Trust 1999-G and the Indenture Trustee (the "Indenture") (all capitalized terms used herein without definition having the respective meanings specified in the Indenture) acknowledges that the Indenture Trustee has received the Loan Files for the home improvement contracts and promissory notes and home equity loans identified in the List of Loans, except for any identified on Schedule A hereto.

     The Indenture Trustee acknowledges that it has conducted a cursory review of the Loan Files and hereby confirms that, except as noted on the document exception listing attached hereto, each Loan File contained (a) an original contract or promissory note endorsed to the Indenture Trustee or in blank, (b) an original or a copy of the mortgage, deed of trust or similar evidence of a lien on the related improved real estate (each, a "mortgage"), (c) in the case of a Loan originated by a contractor, an original or a copy of an assignment of the mortgage by the contractor to the Originator, (d) an assignment of the mortgage by the Originator to the Indenture Trustee or in blank, and (e) originals of any extension, modification or waiver agreement. The Indenture Trustee has not otherwise reviewed the Loans and Loan Files for compliance with the terms of the Indenture or the Sale and Servicing Agreement.

     IN WITNESS WHEREOF, U.S. Bank Trust National Association, as Indenture Trustee, has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this 16th day of November, 1999.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                           -------------------------------------
                                           Its:
                                               ---------------------------------

                                      A-2-1

                                    EXHIBIT B

                        Form of Note Depository Agreement

                                   EXHIBIT C-1

     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CONSECO FINANCE HOME LOAN TRUST 1999-G

CLASS A-[1][2][3][4][5][6] ______% NOTE

REGISTERED                                                      $___________
NO. R-_____                                            CUSIP No. ___________

     Conseco Finance Home Loan Trust 1999-G, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________ DOLLARS ($___________) payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $__________ and the denominator of which is $__________ by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-[1][2][3][4][5][6] Notes pursuant to Section 3.01 of the Indenture (the "Indenture") dated as of September 1, 1999, between the Issuer and U.S. Bank Trust National Association (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the __________ Payment Date (the "Class A-[1][2][3][4][5][6] Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture referred to on the reverse hereof.

     The Issuer will pay interest on this Note at the Class A-[1][2][3][4][5][6] Interest Rate on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 16, 1999. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                                      C-1-1

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture and Related Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank Trust National Association in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Indenture and Related Documents, in the case of an Event of Default under the Indenture, it shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      C-1-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________________


                                        CONSECO FINANCE HOME LOAN TRUST 1999-G

                                        By WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely on
                                           behalf of the Issuer as Owner Trustee
                                           under the Trust Agreement


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      C-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                      C-1-4

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-[1][2][3][4][5][6]_____% Notes (herein called the "Class A-[1][2][3][4][5][6] Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A-[1][2][3][4][5][6] Notes. The Class A-[1][2][3][4][5][6] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class M-1 Notes and the Class M-2 Notes (collectively the "Notes") are secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-[1][2][3][4][5][6] Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1999.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-[1][2][3][4][5][6] Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture. All principal payments on the Class A-[1][2][3][4][5][6] Notes shall be made pro rata to the Class A-[1][2][3][4][5][6] Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date; provided, that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee; provided further, that any holder of 5% or more of a Class of a Note may request payment of interest and principal by wire transfer in immediately available funds to the account of such holder. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date with respect to the Payment Date immediately preceding such

                                      C-1-5

Redemption Date by notice mailed within five days of such Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the city of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-[1][2] [3][4][5][6] Interest Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, at the option of the Class C Certificateholder on any Payment Date on or after the date or which the Pool Scheduled Principal Balance is less than or equal to 20% of the Cut-off Date Principal Balance. In the event that the Class C Certificateholder does not so purchase the corpus of the trust, the Indenture Trustee shall conduct an auction as provided in Section 8.01(e) of the Sale and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Seller, Servicer, Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder will be deemed to represent that either (1) it is not acquiring the note with the assets of a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh Plan, subject to Title I of ERISA or Section 4975 of the Internal

                                      C-1-6

Revenue Code; or (2) the acquisition and holding of the note will not give rise to a nonexempt prohibited transaction exemption under Section 406(e) of ERISA or
Section 4975 or the Internal Revenue Code.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller, the Issuer or the Class C Certificateholder, or join in any institution against the Seller, the Issuer or the Class C Certificateholder of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

     It is the intent and agreement of the Issuer, the Indenture Trustee, the Noteholders and Note Owners that, for purposes of federal income, state and local income and franchise and any other income taxes, the Notes will be treated as indebtedness of the Issuer. Each Noteholder and Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees to treat this Note as indebtedness for such tax purposes and to take no action inconsistent with such treatment.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of each Class of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                                      C-1-7

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holder of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of Minnesota, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                      C-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:


-------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Date: __________________                ________________________________________
                                        **

                                        Signature Guaranteed:


                                        ________________________________________














----------
** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      C-1-9

                                   EXHIBIT C-2

     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CONSECO FINANCE HOME LOAN TRUST 1999-G

CLASS M-[1][2] _____% NOTE

REGISTERED                                                      $___________
NO. R-_____                                            CUSIP No. ___________

     Conseco Finance Home Loan Trust 1999-G, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________________________ DOLLARS ($____________) payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $__________ and the denominator of which is $__________ by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class M-[1][2] Notes pursuant to Section 3.01 of the Indenture (the "Indenture") dated as of September 1, 1999, between the Issuer and U.S. Bank Trust National Association (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the __________ Payment Date (the "Class M-[1][2] Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

     The Issuer will pay interest on this Note at the Class M-[1][2] Interest Rate on each Payment Date until the principal of this Note is paid or made available for payment, on the Class M-[1][2] Adjusted Principal Balance of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 16, 1999. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                                      C-2-1

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture and Related Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank Trust National Association in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Indenture and Related Documents, in the case of an Event of Default under the Indenture, it shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      C-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________________

                                        CONSECO FINANCE HOME LOAN TRUST 1999-G

                                        By WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely on
                                           behalf of the Issuer as Owner Trustee
                                           under the Trust Agreement


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      C-2-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                      C-2-4

                                [REVERSE OF NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class M-[1][2] _____% Notes (herein called the "Class M-[1][2] Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class M-[1][2] Notes. The Class M-[1][2] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class M-1 Notes and the Class M-2 Notes (collectively the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class M-[1][2] Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 15, 1999.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class M-[1][2] Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. All principal payments on the Class M-[1][2] Notes shall be made pro rata to the Class M-[1][2] Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date; provided, that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee; provided further, that any holder of 5% or more of a Class of a Note may request payment of interest and principal by wire transfer in immediately available funds to the account of such holder. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date with respect to the Payment Date immediately preceding such Redemption Date by notice mailed within five days of such Redemption Date and the amount

                                      C-2-5
then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the city of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class M-[1][2] Interest Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, at the option of the Class C Certificateholder on any Payment Date on or after the date or which the Pool Scheduled Principal Balance is less than or equal to 20% of the Cut-off Date Principal Balance. In the event that the Class C Certificateholder does not so purchase the corpus of the trust, the Indenture Trustee shall conduct an auction as provided in Section 8.01(e) of the Sale and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Seller, Servicer, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Seller, Servicer, Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder will be deemed to represent that either (1) it is not acquiring the note with the assets of a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh Plan, subject to Title I of ERISA or Section 4975 of the Internal Revenue Code; or (2) the acquisition and holding of the note will not give rise to a nonexempt

                                      C-2-6
prohibited transaction exemption under Section 406(e) of ERISA or Section 4975 or the Internal Revenue Code.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the Seller, the Issuer or the Class C Certificateholder, or join in any institution against the Company, the Issuer or the Class C Certificateholder of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

     It is the intent and agreement of the Issuer, the Indenture Trustee, the Noteholders and Note Owners that, for purposes of federal income, state and local income and franchise and any other income taxes, the Notes will be treated as indebtedness of the Issuer. Each Noteholder and Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees to treat this Note as indebtedness for such tax purposes and to take no action inconsistent with such treatment.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of each Class of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                                      C-2-7

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holder of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of Minnesota, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                      C-2-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:


-------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Date: __________________                ________________________________________
                                        **

                                        Signature Guaranteed:


                                        ________________________________________















----------
** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      C-2-9